Exhibit 99.1

EIGHTH AGREEMENT OF AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT AND OTHER DOCUMENTS

This Eighth Agreement of Amendment to Revolving Loan and Security Agreement and Other Docnments (this "Amendment") shall be dated and effective as of December 22, 2016 and is by and between STERLING NATIONAL BANK, having an office at 489 Fifth Avenue, New York, New York 10017 ("Sterling"), and any other entity becoming a lender pursuant to the Loan Agreement (as hereinafter defined) are individually referred to as a "Lender" and collectively referred to as the "Lenders", and Sterling as the agent for the Lenders as well as acting for the benefit of the Lenders (the "Agent"), and SPAR GROUP, INC., a Delaware corporation, SPAR ASSEMBLY & INSTALLATION, INC. (F/K/A SPAR NATIONAL ASSEMBLY SERVICES, INC.), a Nevada corporation, SPAR GROUP INTERNATIONAL, INC., a Nevada corporation, SPAR ACQUISITION, INC., a Nevada corporation, SPAR TRADEMARKS, INC., a Nevada corporation, SPAR MARKETING FORCE, INC., a Nevada corporation, SPAR CANADA, INC., a Nevada corporation and SPAR CANADA COMPANY, an unlimited liability company incorporated in the Province of Nova Scotia, Canada (either separately, jointly, or jointly and severally, collectively, the "Borrowers"), each having an address at 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604.

WHEREAS, the B01rnwers have executed and delivered or have become parties to, as applicable, a certain Secured Revolving Loan Note dated July 6, 2010 in the original principal amount of Five Million and 00/100 Dollars ($5,000,000.00), payable to the order of the Agent, as same was subsequently increased to Six Million Five Hundred Thousand Dollars ($6,500,000.00) and as same was subsequently further increased to Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.000) as evidenced by a certain Amended and Restated Secured Revolving Loan Note dated July 1, 2014 and as same was subsequently modified as evidenced by a ce1iain Amended and Restated Secured Revolving Loan Note dated as of September 28, 2015 (collectively, the "Existing Note") and as same (and Sterling's Commitment to malce revolving loan advances) is being further temporarily increased to Nine Million and 00/100 Dollars ($9,000,000.00) pursuant to an Amended and Restated Secured Revolving Loan Note of even date herewith in the original principal amount of Nine Million and 00/100 Dollars ($9,000,000.00) issued by the Bon-owers to Sterling in order to continue and evidence the outstanding indebtedness under and amend, restate and completely replace the Existing Note (the "Note");

WHEREAS, in connection with the execution and delivery of the Existing Note and to secure payment and performance of the Note (and prior to its execution, the Existing Note) and other obligations of the Borrowers to the Agent, the Agent and the Bo1rnwers have executed or become parties to, as applicable, a certain Revolving Loan and Security Agreement effective July 6, 2010, as same has been amended from time to time and as same is hereby further amended pursuant to the terms of this Amendment (collectively, the "Loan Agreement");

WHEREAS, in addition to the Note and the Loan Agreement, the Bo1Towers and the Agent have executed and/or delivered certain other collateral agreements, certificates and instruments perfecting or otherwise relating to the security interests created, which together with the Note and the Loan Agreement are hereinafter individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents";

WHEREAS, the Borrowers have requested that the Agent modify the amount of the Revolving Loan and make certain other modifications to the terms of the Revolving Loan evidenced by the Note, the Loan Agreement and the other Loan Documents to which the Agent has agreed provided the Borrowers enter into this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, the Agent and the Borrowers hereby agree as follows:

1.     Capitalized terms not defined herein shall have the meaning set forth in the Loan Agreement.

2.     Section l.l(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

"Lender agrees to provide, in i t s sole and absolute discretion, advances in the maximum aggregate amount of $9,000,000.00 until January 3 I, 2017, and in the maximum aggregate amount of $8,500,000.00 thereafter unless Borrower and Lender agree in writing to permanently increase the maximum aggregate amount of advances, to the Borrower for the Revolving Loan and Letters of Credit ("Commitment"), but not in excess of the Borrower's Bonowing Base, at one time or from time to time at the request of the Bonower on a Revolving Loan basis (the "Revolving Loan"), which may be repaid and reborrowed during the term of this Agreement. The full amount of outstanding principal and interest on account of the Revolving Loan is to be payable on Jnly 6, 2017."

3.     The first paragraph of Section 1.1(b) of the Loan Agreement is hereby amended to read in its entirety as follows:

The term "Borrowing Base" means an amount equal to the lesser of (i) Nine Million and 00/100 Dollars until January 31, 2017 and Eight Million Five Hundred Thousand and 00/100 Dollars ($8,500,000.00) thereafter unless the Borrower and the Lender otherwise agree in writing or the sum of (ii) up to eighty-five percent (85%) of the face amount of the Borrower's "Qualified Accounts" plus (iii) the lesser of (A) up to sixty-five percent (65%) of the face amount of the Borrower's otherwise Qualified Accounts which are unbilled for not more than up to sixty (60) days following completion of service or product, or (B) Three Million and 00/100 Dollars ($3,000,000.00), but which, in no event, shall exceed fifty percent (50%) of the Borrowing Base (in each case all less reserves determined by Agent for advertising allowances, warranty claims and other contingencies) as that te1m is defined in this Agreement, plus (iv) up to Five Hundred Thousand and 00/100 Dollars ($500,000.00) of the full unpaid and outstanding balance of any standby letters of credit which Lenders in their sole and absolute discretion may issue on account of the B01rnwer, which letters of credit are to be fully and separately cash collateralized."

4.     Section 1.3(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

"Interest accrues on the Revolving Loan at the greater of (i) Agent's floating Prime Rate (as that term is defined in this Agreement) plus one half of one percent (.50%) or (ii) three and three quarters of one percent (3.75%)."

5.     All references in the Loan Agreement and the other Loan Documents, if any, to (a) SPAR National Assembly Services, Inc. shall hereafter be to and mean SPAR Assembly & Installation, Inc., whether by name or defined term, as a "Borrower" or otherwise; and (b) the "Note" or "Notes", whether by name, as a "Loan Document" or otherwise, shall hereafter be to and mean the Amended and Restated Secured Revolving Loan Note dated as of December _, 2016, in the original principal amount of Nine Million and 00/100 Dollars ($9,000,000.00), made payable by the B01rowers to the order of Sterling, as amended, and issued in order to continue and evidence the outstanding indebtedness under and amend, restated and completely replace the Existing Note and any other note(s) that may be issued by Borrowers to evidence the Revolving Loan.

6.     In the event of any ambiguity or inconsistency between the Loan Documents and this Amendment, the language and interpretation of this Amendment shall be deemed binding and paramount.

7.     The Borrowers hereby represent and warrant to the Agent that:

(a)   Each and every of the representations and wananties set forth in the Loan Agreement and the other Loan Documents are true in all material respects as of the date hereof and with the same effect as though made on the date hereof (except as and to the extent limited to reference dates), and are hereby incorporated herein in full by reference as if fully restated herein in its entirety;

(b)   No Default or event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a default or event of Default, now exists or would exist under any Loan Document after giving effect hereto;

(c)   There are no defenses or offsets to its outstanding obligations under the Loan Agreement or any of the other Loan Documents executed in connection therewith, and if any such defenses or offsets exist without the knowledge of the B01rnwers, the same are hereby waived;

(d)   The Borrowers are not subject to any legal or contractual restrictions on their ability to enter into this Amendment;

(e)   The individual(s) executing this Amendment on behalf of the Borrowers has the requisite power and authority to execute and deliver this Amendment and that all action necessary to authorize the execution, delivery and performance of this Amendment has been duly taken, and this Amendment is being duly executed and delivered by the officer or other representative authorized to execute and deliver this Amendment; and

(f)    As of the date hereof, the Borrowers are each duly formed, validly existing, and in good standing under the laws of the jurisdiction of its foimation and each is duly qualified as a foreign corporation or uulimited liability company, as applicable, and in good standing under the laws of each other jurisdiction in which such qualification is required.

8.     It is expressly understood and agreed that all collateral security for the extensions of credit set forth in the Loan Agreement is and shall continue to be collateral security for all extensions of credit provided under the Loan Agreement as herein amended. Without limiting the generality of the foregoing, the Borrowers hereby absolutely and unconditionally confirm that each document and instrument executed by the Borrowers pursuant to the Loan Agreement continues in full force and effect, is hereby ratified and confirmed and is and shall continue to be applicable to the Loan Agreement (as herein amended).

9.     The amendments set forth herein is limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Loan Agreement, the Loan Docrunents or any of the documents referred to therein, or (b) prejudice any right or rights which the Agent may now have or may have in the future under or in connection with the Loan Agreement, the Loan Documents or any documents referred to therein, as amended. Whenever the Loan Agreement is referred to in the Loan Agreement, the Loan Documents or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Loan Agreement and other Loan Docrunents as amended hereby.

10.   The B01Towers agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by the Agent including, but not limited to, affidavits, resolutions, or certificates for the full and complete consunnnation of the matters covered by this Amendment.

11.   This Amendment is binding upon, inures to the benefit of, and is enforceable by, the heirs, personal representatives, successors and assigns of the parties hereto. This Amendment is not assignable by the Borrowers without the prior written consent of the Agent, provided, however, that this Amendment shall be deemed to be assigned with any assignment of the Loan Agreement consented to by the Agent.

12.  To the extent that any provision of this Amendment is dete1mined by any court or legislature to be invalid or unenforceable in whole or in part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it shall not have the effect of rendering any other provision of this Amendment invalid or unenforceable and this Amendment is to be constrned and enforced as if such invalid or unenforceable provision or part thereof were omitted.

13.  This Amendment may only be changed or amended by a written agreement signed by all of the parties. By execution of this Amendment, the Agent is not to be deemed to consent to any future renewal, extension or amendment of the Revolving Loan or the Loan Documents.

14.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument.

15.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to New York's conflict of laws principles that would defer to the substantive laws of any other jurisdiction.

16.   The parties to this Amendment aclmowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Amendment, the enforceability and interpretation of the terms contained in this Amendment and the consummation of the transaction and matters covered by this Amendment. The parties to this Amendment agree that, when interpreting this Amendment, there shall be no presumption against the Agent on account of the fact that the Agent is the party causing the drafting of this Amendment.

17.   The obligation of the Agent to enter into this Amendment is subject to the following:

(a)   Receipt by the Agent of a fully executed counterpart of this Amendment and the Amended and Restated Secured Revolving Loan Note from the Borrowers; and

(b)   The Agent shall have received such other documents or information as it may reasonably request.

In addition to the foregoing, the Borrowers agree that they shall be obligated for the payment of the Agent's reasonable legal fees incuned in connection with the preparation of this Amendment.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

The undersigned have caused this Amendment to be executed as of the day and year first above written.

STERLING NATIONAL BANK

By:	/s/
Name:
Title:

SPAR GROUP, INC.

By:	/s/ James R. Segreto
Name:	James R. Segreto
Title:	Chief Financial Officer, Treasurer and Secretary

SPAR ASSEMBLY & INSTALLATION, INC.

By:	/s/ James R. Segreto
Name:	James R. Segreto
Title:	Chief Financial Officer, Treasurer and Secretary

SPAR GROUP INTERNATIONAL, INC.

By:	/s/ James R. Segreto
Name:	James R. Segreto
Title:	Chief Financial Officer, Treasurer and Secretary

SPAR ACQUISITION, INC.

By:	/s/ James R. Segreto
Name:	James R. Segreto
Title:	Chief Financial Officer, Treasurer and Secretary

SPAR TRADEMARKS, INC.

By:	/s/ James R. Segreto
Name:	James R. Segreto
Title:	Chief Financial Officer, Treasurer and Secretary

-Signatures Continued on Following Page-

SPAR MARKETING FORCE, INC.

By:	/s/ James R. Segreto
Name:	James R. Segreto
Title:	Chief Financial Officer, Treasurer and Secretary

SPAR CANADA, INC.

By:	/s/ James R. Segreto
Name:	James R. Segreto
Title:	Chief Financial Officer, Treasurer and Secretary

SPAR CANADA COMPANY

By:	/s/ James R. Segreto
Name:	James R. Segreto
Title:	Chief Financial Officer, Treasurer and Secretary